Putnam
Arizona
Tax Exempt
Income
Fund

SEMIANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "An improving economic outlook, low supply, and positive demographics are favorably impacting the Arizona municipal bond market. We believe our hands-on approach will be instrumental in enabling us to find unrealized opportunities before the rest of the market does."

                              -- Howard Manning, manager,
                                 Putnam Arizona Tax Exempt Income Fund

* "...the bulge of municipal bond issues that peaked at more than $300 billion in 1993 has slimmed down to about $150 billion a year
   ....Lower supply and strong demand lead to higher prices."

                              -- The Orange County (California) Register,
                                 December 8, 1996

     CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

13     Portfolio holdings

17     Financial statements

26     Results of December 5, 1996, shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The first half of Putnam Arizona Tax Exempt Income Fund's fiscal 1997 presented a significantly brighter municipal bond market environment than the one that had prevailed in preceding months. As the fiscal year's first half unfolded, the municipal bond market -- including the market for Arizona tax-exempt bonds -- began to develop a sense of serenity. The semiannual period closed on November 30, 1996, in an almost upbeat mood.

That is not to imply there were no challenges. Your fund's manager, Howard Manning, continues to address the potential impact of interest rate trends and the periodic release of economic data on the market and to make the appropriate adjustments to the portfolio. Howard believes the ongoing scarcity of attractive securities bodes well for the market and for your fund in the months ahead. Backed by Putnam's extensive credit research capability, he is confident he will continue to find attractive opportunities.

In the report that follows, Howard discusses the events and strategies that drove the fund's performance during the fiscal year's first half and then takes a look at prospects for the second half.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Manager
Howard K. Manning

Absence of supply in the Arizona municipal bond market, a strengthening economy, and volatile interest rates made the six months ended November
30, 1996, a very challenging semiannual period indeed for Putnam Arizona
Tax Exempt Income Fund. Fortunately, a market rally in the closing weeks of the period and positions in sectors that benefited from demographic trends eased the pressure, enabling the fund to post a total return of 6.32% at net asset value (1.28% at public offering price) for class A shares. Results for class B and class M shares and performance details for longer periods can be found on page 9.

* SLOWING ECONOMY AND STRONG DEMAND SPARK MUNICIPAL BOND RALLY

After a difficult and volatile year, the municipal bond market shifted gears into a long-awaited rally in late fall. The U.S. economy's fast-paced growth of 4.6% during the third quarter of calendar 1996 gave way to a projection of 2.2% growth for the final three months of the year.
Economists expect this slowdown to continue into early 1997. This cooling of economic growth soothed investors' concerns over rising interest rates and helped lead fixed-income investments, including municipal bonds, to higher price levels.

Strong demand also helped spur the recent rally. While large numbers of individual investors in the United States focused their attention on the unprecedented gains in the stock market, overseas investors purchased approximately $175 billion in U.S. bonds (an amount that exceeds the federal budget deficit). Although foreign investors (ineligible for the tax benefits of U.S. municipal bonds) invested primarily in Treasury securities, their interest sparked greater demand and, consequently, rising prices for the municipal market as well.

In terms of supply, the market for municipal securities was relatively tight through the first few months of the period. June and July are traditionally months in which many bonds mature or reach their call dates and September's municipal bond issuance was the lowest in more than a year. Autumn's lower interest rates, however, made bond issuance more attractive for cash-strapped municipalities, and the supply of new bonds rose.

We capitalized on the positive performance of the municipal bond market by maintaining an above-market duration during much of the fall.
Duration is a measure of the portfolio's maturity structure and reflects the price sensitivity of holdings to changes in interest rates. A longer duration can mean a more volatile net asset value if rates change (but also one more likely to appreciate substantially if rates decline). A shorter duration can help preserve portfolio value as interest rates rise. Your fund's longer duration helped boost performance during the period as interest rates on medium- and long-term municipal bonds dropped by 46 and 50 basis points, respectively.

* INCOME, QUALITY MAINTAINED DESPITE SCARCE SUPPLY

A high-quality portfolio has always been one of your fund's top priorities. At the end of the semiannual period, investment-grade bonds
(those rated Baa or above) made up nearly 92% of the portfolio.
Furthermore, just over 40% of the holdings were rated in the highest quality category, Aaa. For many of these holdings, timely payment of principal and interest is insured by major municipal bond insurance companies, adding an extra degree of assurance for investors.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/health care            20.7%

Education                        16.7%

Utilities                        14.3%

Transportation                    9.8%

Water and
sewerage                          9.0%

Footnote reads:
* Based on net assets as of 11/30/96. Sectors will vary over time.

General obligation bonds (GOs), backed by the general credit and taxing power of the state or local government, are an essential component of the fund's strategy and make up roughly 20% of the portfolio. However, new issues of Arizona GOs are in short supply (a situation highlighted by the fact that the state's tax burden consistently ranks below the national average). With limited public funding of projects at the government level, our research efforts focused on essential-service bonds for much of the year.

Essential-service bonds are self-funding; that is, user fees for the services become the sources of the bonds' payments to investors. Since the issuers have the ability to set user fees, income from these bonds is relatively stable and carries a lower risk of default than the income from other types of municipal bonds. Salt River Power Authority and Central Arizona Water District are examples of essential-service bonds included in your fund's portfolio at the end of the period.

Given Arizona's steady population growth, greater demand for municipal services and an expansion of the state's infrastructure are providing an impetus for new municipal bond issues. Furthermore, large-scale projects, such as schools, hospitals and new roads, are contributing to the strength of the state's economy. Every phase of such a project, from the purchase of materials to the hiring of workers, has an effect.

It should come as no surprise that the industries favorably impacted by demographic trends also happen to represent the fund's larger sectors.
Health care, multi-family housing, utilities, and elderly care are sectors we believe will be important contributors to the fund's performance going forward. It's worth adding that health care made the biggest contribution to the fund's performance in the year just past.
With a portion of the fund's health care holdings offering coupons of 8% or more and improving credit profiles arising from consolidations and improved efficiencies, this sector offers some of the best opportunities in the Arizona municipal market.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

A         -- 7.6%

Aa        --22.9%

Aaa       --40.3%

VMIGI/A-1 -- 3.1%

Baa       --18.0%

Ba        -- 8.1%

Footnote reads:
* As a percentage of market value as of 11/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's terminology unless noted otherwise and may include unrated bonds considered by Putnam Management to be of comparable quality.
  Portfolio quality will vary over time.

* MANAGING CALL EXPOSURE TO PRESERVE INCOME STREAM

A bond's provisions may allow the issuer to call it in at or after a specified date prior to maturity. When the call date arrives, if interest rates have declined below their level at the time of issue, the bond is likely to be called. Since this requires investors to reinvest the assets at the new lower rates, exposure to callable bonds always involves some risk to the fund's income stream. Thus, as an ongoing part of the fund's strategy, we emphasize noncallable bonds in order to reduce more effectively the fund's exposure to call risk.

* CONSTRUCTIVE, YET CAUTIOUS, OUTLOOK PREVAILS

After the market's positive performance during the past several months, we now believe municipal bonds may be fully priced and we are scaling back your portfolio's duration accordingly. We are also aiming to re-position the portfolio from a barbell structure, which favors holdings in both short- and long-term bonds, to one that emphasizes bonds in the 15- to 20-year maturity range, where we expect to find better values.

As your fund enters the second half of its fiscal year, our large staff of experienced research analysts will continue to scrutinize existing and new municipal bond issues to find the securities that will contribute to your fund's stream of tax-exempt income. In a post-rally environment, however, we must remain mindful of another tax consequence:
capital gains from the sales of portfolio holdings that have risen in value. Although it is unlikely that any fund could avoid capital gains altogether, we plan to shift portfolio holdings only when the benefits will substantially outweigh the potential effects of any taxable distributions.

Pre-election talk of sweeping tax reforms, such as the flat tax and the elimination of the Internal Revenue Service, has been shelved, most likely for the duration of the current administration. Although we remain aware that these issues are merely dormant, not dead, the short-term outlook for tax-advantaged income investments remains constructive.

Footnote reads:
The views expressed here are exclusively those of Putnam Management.
They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Arizona Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and Arizona state income taxes, consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96
                  Class A           Class B          Class M
(inception date) (1/30/91)         (7/15/93)        (7/3/95)
               NAV       POP     NAV     CDSC      NAV     POP
---------------------------------------------------------------------
6 months      6.32%     1.28%   6.10%    1.10%    6.15%     2.67%
---------------------------------------------------------------------
1 year        4.46     -0.50    3.89    -1.07     4.13      0.76
---------------------------------------------------------------------
5 years      40.89      34.12     --       --       --        --
Annual
average       7.10       6.05     --       --       --        --
---------------------------------------------------------------------
Life of
class        52.85      45.66   14.96   12.04    10.86      7.23
Annual
average       7.54       6.65    4.21    3.42     7.53      5.04
---------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                    Lehman Bros.
                      Municipal        Consumer
                     Bond Index     Price Index
--------------------------------------------------------------------
6 months                   6.50%           1.28%
--------------------------------------------------------------------
1 year                     5.89            3.26
--------------------------------------------------------------------
5 years                   45.83           15.09
Annual average             7.83            2.85
--------------------------------------------------------------------
Life of class A           60.10           18.54
Annual average             8.28            2.92
--------------------------------------------------------------------
Life of class B           22.50            9.83
Annual average             6.11            2.81
--------------------------------------------------------------------
Life of class M           12.34            4.00
Annual average             8.54            2.80
--------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions.
Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes 5% maximum contingent deferred sales charge, declining from 5% to 1% in the sixth year and eliminated thereafter.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/96

                          Class A       Class B       Class M
---------------------------------------------------------------------
Distributions (number)      6              6            6
---------------------------------------------------------------------
Income                  $0.231276     $0.201598     $0.217434
---------------------------------------------------------------------
Capital gains1              --            --            --
---------------------------------------------------------------------
  Total                 $0.231276     $0.201598     $0.217434
---------------------------------------------------------------------
Share value:           NAV      POP       NAV      NAV       POP
---------------------------------------------------------------------
5/31/96              $8.84     $9.28    $8.82     $8.85    $9.15
---------------------------------------------------------------------
11/30/96              9.16      9.62     9.15      9.17     9.48
---------------------------------------------------------------------
Current return
(end of period)
---------------------------------------------------------------------
Current dividend
rate2                 5.02%     4.78%    4.38%     4.73%    4.58%
---------------------------------------------------------------------
Taxable
equivalent3           8.80      8.38     7.68      8.30     8.03
---------------------------------------------------------------------
Current 30-day
SEC yield4            4.58      4.36     3.91      4.27     4.13
---------------------------------------------------------------------
Taxable equivalent3   8.03      7.65     6.86      7.49     7.24
---------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 42.98% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                 Class A         Class B           Class M
               NAV     POP     NAV     CDSC      NAV     POP
---------------------------------------------------------------------
6 months      4.69%  -0.24%   4.36%   -0.64%    4.52%   1.12%
---------------------------------------------------------------------
1 year        2.88    -1.98   2.21    -2.68     2.45   -0.86
---------------------------------------------------------------------
5 years      37.23    30.74     --       --       --      --
Annual
average       6.54     5.51     --       --       --      --
---------------------------------------------------------------------
Life of
class        52.16    45.00  14.39    11.49    10.34    6.72
Annual
average       7.35     6.48   3.95     3.18     6.78    4.43
---------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Footnote reads:
* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



WELCOME TO
                        www.putnaminv.com

Now you can get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and an economic outlook from Putnam experts - with just a few clicks of the mouse!

VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* daily fund pricing and long-term fund performance

* how to tell if your retirement savings plan is on track

* how quickly money can accumulate in a tax-deferred investment

You can also read Dr. Robert Goodman's economic commentary and Putnam's
Capital Markets Forum outlook, search for a particular Putnam fund by name or objective . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape and an independent Internet service provider.

New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com - often!



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Portfolio of investments owned
November 30, 1996 (Unaudited)

            Key to Abbreviations
            AMBAC       --AMBAC Indemnity Corporation
            CLI Insd.   --Connie Lee Insurance Insured
            COP         --Certificate of Participation
            FGIC        --Financial Guaranty Insurance Company
            FHA Insd.   --Federal Housing Administration Insured
            G.O. Bonds  --General Obligation Bonds
            IFB         --Inverse Floating Rate Bond
            MBIA        --Municipal Bond Investors Assurance Corporation
            VRDN        --Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (102.6%) *
PRINCIPAL AMOUNT                                                       RATINGS**        VALUE
Arizona  (85.3%)
---------------------------------------------------------------------------------------------
      $1,000,000  AZ Edl. Loan. Marketing Corp. VRDN, Ser. A,
                  3.6s, 12/1/20                                        VMIG1     $  1,000,000
                  AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
       1,975,000  (Phoenix Mem. Hosp.), 8.2s, 6/1/21                   BBB          2,157,688
       2,000,000  (Northern AZ Healthcare), Ser. A, MBIA,
                  5 1/4s, 10/1/26                                      Aaa          1,902,500
       1,325,000  (Northern AZ Healthcare), Ser. A, MBIA,
                  5 1/4s, 10/1/17                                      Aaa          1,276,969
       1,500,000  AZ Student Loan Acquisition Auth. Rev. Bonds,
                  Ser. B, 6.6s, 5/1/10                                 Aa           1,593,750
       2,500,000  AZ State Trans. Board Hwy. Rev. Bonds, Ser. A,
                  6 1/2s, 7/1/11                                       Aaa          2,762,500
                  Central AZ Wtr. Consv. Dist. Contract Rev. Bonds
                  (Central AZ), Ser. A
       1,750,000  5 1/2s, 11/1/10                                      AA           1,817,813
       3,750,000  5 1/2s, 11/1/08                                      AA           3,900,000
                  Chandler, G.O. Bonds
       1,450,000  FGIC, 8s, 7/1/10                                     Aaa          1,854,188
       4,000,000  Ser. B, FGIC, 5 1/4s, 7/1/16                         Aaa          3,925,000
       1,100,000  Chandler, St. & Hwy. Rev. Bonds, MBIA, 8s, 7/1/11    Aaa          1,414,875
       2,150,000  Chandler, Wtr. & Swr. Rev. Bonds, FGIC,
                  8s, 7/1/14 #                                         Aaa          2,846,063
         750,000  Cochise Cnty., Unified School Dist. No. 68
                  Rev. Bonds, FGIC, 7 1/2s, 7/1/09                     Aaa            917,813
       3,000,000  Coconino Cnty., Poll. Control Rev. Bonds
                  (Nevada Power Co.), 6 3/8s, 10/1/36                  BBB          3,056,250
       3,880,000  Gila Cnty., Indl. Dev. Auth. Poll.
                  Control Rev. Bonds (Asarco Inc.), Ser. 85,
                  8.9s, 7/1/06                                         Baa          4,083,545
       1,000,000  Gilbert, Wtr. & Swr. Rev. Bonds, FGIC,
                  6 1/2s, 7/1/22                                       Aaa          1,087,500
       1,000,000  Glendale, Indl. Dev. Auth. Edl. Fac. Rev. Bonds,
                  CLI Insd., 7 1/8s, 7/1/20                            AAA          1,180,000
       3,500,000  Maricopa Cnty., Indl. Dev. Auth. Hosp. Fac.
                  Rev. Bonds (Samaritan Hlth. Svcs.), Ser. A, MBIA,
                  7s, 12/1/16                                          Aaa          4,217,500
       1,000,000  Maricopa Cnty., Indl. Dev. Auth. Hosp. Fac. VRDN
                  (Samaritan Hlth. Svcs. Hosp.-B2), MBIA,
                  3.6s, 12/1/08                                         A-1         1,000,000
       2,670,000  Maricopa Cnty., Indl. Dev. Auth. Multi-Fam. Hsg.
                  Rev. Bonds (Laguna Point Apt.), 6 3/4s, 7/1/19        A           2,766,788
       5,000,000  Maricopa Cnty., Poll. Control Rev. Bonds
                  (Public Service Co. NM), Ser. A, 6.3s, 12/1/26        Ba          5,062,500
                  Maricopa Cnty., School Dist. G.O. Bonds
       1,500,000  (No. 11 Peoria U.), MBIA, 6.4s, 7/1/10                Aaa         1,603,125
       2,875,000  (No. 4 Mesa U.), Ser. B, FGIC, 5s, 7/1/12             Aaa         2,803,125
                  Maricopa Cnty., Unified School Dist. G.O. Bonds
                  (No. 69 Paradise Valley), Ser. B, MBIA
       2,000,000  7s, 7/1/12                                            Aaa         2,407,500
       3,000,000  5 1/4s, 7/1/15                                        Aaa         2,985,000
       1,465,000  Mohave Cnty., Indl. Dev. Auth. Multi-Fam. Mtge.
                  Rev. Bonds (Coopers Ridge Apts.), FHA Insd.,
                  7 3/8s, 4/1/32                                        AAA         1,580,369
       1,500,000  Oro Valley, Muni Property Corp. Rev. Bonds (Muni.
                  Wtr. Syst. Canada Hills), MBIA, 5 3/8s, 7/1/26        Aaa         1,485,000
                  Phoenix, G.O. Bonds
       1,000,000  6 3/8s, 7/1/13                                        Aa          1,072,500
       4,000,000  5s, 7/1/19                                            Aa          3,865,000
       1,000,000  Phoenix, Civic Impt. Corp. Wastewater Syst. Lease
                  Rev. Bonds, 6 1/8s, 7/1/23                            AAA         1,110,000
       1,600,000  Phoenix, Hsg. Fin. Corp. Mtge. Rev. Bonds, Ser. A,
                  MBIA, 6.9s, 1/1/23                                    Aaa         1,668,000
       2,150,000  Phoenix, Indl. Dev. Auth. Mtge. Rev. Bonds
                  (Chris Ridge Village), FHA Insd., 6.8s, 11/1/25       AAA         2,236,000
         945,000  Phoenix, Indl. Dev. Auth. Rev. Bonds (Christian Care
                  Retirement Apts.), Ser. A, 10 1/4s, 1/1/18            AA/P        1,006,416
                  Pima Cnty., G.O. Bonds (Cmnty. College Dist.),
                  Ser. A
       2,270,000  5s, 7/1/16                                            Aa          2,167,850
       2,150,000  5s, 7/1/15                                            Aa          2,069,375
       2,035,000  5s, 7/1/14                                            Aa          1,971,400
       1,000,000  Pima Cnty., School Dist. No. 1 Rev. Bonds, FGIC,
                  7 1/2s, 7/1/08                                        Aaa         1,230,000
       2,000,000  Pinal Cnty., COP, 6 1/2s, 6/1/09                      AA          2,117,500
       2,000,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                  (Casa Grande Regl. Med. Ctr.), Ser. A,
                  8 1/8s, 12/1/22                                       BB/P        2,250,000
       3,000,000  Salt River, Project Agric. Impt. & Pwr.
                  Dist. Elec. Syst. IFB, 7.399s, 1/1/19
                  (acquired 3/16/93, cost $3,015,990) [DBL. DAGGER]     Aa          3,063,750
       4,750,000  Salt River, Project Agric. Rev. Bonds, 6s, 1/1/09     Aa          5,171,563
       4,400,000  Scottsdale, G.O. Bonds, 5s, 7/1/15                    Aa          4,235,000
       4,000,000  Scottsdale, Indl. Dev. Auth. Rev. Bonds
                  (First Mtge. Westminster Village), Ser. A,
                  8 1/4s, 6/1/15                                        BB/P        4,330,000
       1,000,000  Sedona, COP, 7.2s, 4/1/12                             BBB/P       1,040,000
                  Sierra Vista, Indl. Dev. Auth. Hosp. Rev. Bonds
                  (Sierra Vista Cmnty. Hosp.)
       1,800,000  8 3/4s, 12/1/16                                       BBB/P       1,957,500
       1,995,000  8 1/2s, 12/1/21                                       BBB/P       2,266,819
       2,685,000  8 1/4s, 12/1/14                                       BBB/P       3,077,681
       1,000,000  South Tucson, Muni. Property Corp. Fac. Rev.
                  Bonds, 8 1/2s, 6/1/05                                 BB          1,112,500
       4,000,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                  (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19             A           4,575,000
         885,000  Tucson, Indl. Dev. Auth. Multi-Fam. Rev. Bonds
                  (La Entrada), FHA Insd., 7.4s, 7/1/26                 Aaa           931,463
                  Tuscon, St. & Hwy. User Rev. Bonds
       3,765,000  Sr. Lien, MBIA, 6s, 7/1/10                            Aaa         4,113,263
       2,200,000  Ser. A, MBIA, 5s, 7/1/15                              Aaa         2,117,500
       1,000,000  U. of AZ COP (Telecommunications Syst.),
                  6 1/2s, 7/15/12                                       A           1,072,500
                  U. of AZ Rev. Bonds
       1,000,000  Ser. B, 6.9s, 6/1/16                                  AA          1,103,750
       1,000,000  6 1/4s, 6/1/11                                        AA          1,060,000
       1,450,000  U. of AZ Med. Ctr. Corp. Hosp. Rev. Bonds, MBIA,
                  6 7/8s, 7/1/21                                        Aaa         1,631,250
       3,000,000  Yavapai Cnty., Indl. Dev. Auth. VRDN
                  (Kachina Pointe), 3.7s, 1/1/09                        VMIG1       3,000,000
                                                                               --------------
                                                                                  131,310,941

Puerto Rico  (17.3%)
---------------------------------------------------------------------------------------------
       2,500,000  Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
                  Ser. A, 7 7/8s, 7/1/17                                 AAA        2,706,250
                  Cmnwlth. of PR, Hwy & Trans. Auth.
                  Rev. Bonds, Ser. Y
       3,225,000  6 1/4s, 7/1/13                                         A          3,531,375
       1,000,000  MBIA, 6 1/4s, 7/1/09                                   Aaa        1,122,500
                  PR, Elec. Pwr. Auth. Rev. Bonds
       2,000,000  Ser. X, 6s, 7/1/15                                     Baa        2,065,000
       2,000,000  Ser. X, 5 1/2s, 7/1/25                                 Baa        1,947,500
       3,800,000  Ser. Z, 5 1/2s, 7/1/13                                 Baa        3,771,500
       3,000,000  5 1/2s, 7/1/20                                         Baa        2,943,750
                  PR, Pub. Bldg. Auth. Gtd.
                  Ed. & Hlth. Fac. Rev. Bonds
       1,375,000  Ser. H, 7 7/8s, 7/1/16                                 Aaa        1,438,278
       1,500,000  Ser. L, 6 7/8s, 7/1/21                                 Aaa        1,708,125
       5,000,000  5 3/4s, 7/1/10                                         Aaa        5,331,250
                                                                               --------------
                                                                                   26,565,528
---------------------------------------------------------------------------------------------
                  Total Investments (cost $150,906,769) ***                      $157,876,469
---------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $153,889,079.

**  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at
    November 30, 1996. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $150,910,292, resulting in gross unrealized appreciation and depreciation of $7,542,101 and $575,924, respectively, or net unrealized appreciation of $6,966,177.

[DBL.DAGGER]  Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1996 was $3,063,750 or 2.0% of net assets.

#   A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1996.

    The rates shown on IFB, which are securities paying interest that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1996.

    The fund had the following industry group concentrations greater than 10% at November 30, 1996
    (as a percentage of net assets):

    Hospitals / Health Care    20.7%
    Education                  16.7
    Utilities                  14.3

--------------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1996
                                    Aggregate Face       Delivery      Unrealized
                       Total Value           Value           Date    Depreciation
--------------------------------------------------------------------------------------------
U.S. Treasury Bond
Futures (Short)          4,648,750       4,627,500        Dec. 96        $(21,250)
U. S. Treasury Bond
Futures (Short)          2,896,875       2,881,250        Mar. 97         (15,625)
--------------------------------------------------------------------------------------------
                                                                         $(36,875)
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1996 (Unaudited)

Assets
--------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $150,906,769) (Note 1)                             $157,876,469
--------------------------------------------------------------------------------
Cash                                                                     664,928
--------------------------------------------------------------------------------
Interest and other receivables                                         3,826,345
--------------------------------------------------------------------------------
Receivable for shares of the fund sold                                   315,442
--------------------------------------------------------------------------------
Receivable for securities sold                                            60,000
--------------------------------------------------------------------------------
Total assets                                                         162,743,184

Liabilities
--------------------------------------------------------------------------------
Payable for variation margin                                              58,906
--------------------------------------------------------------------------------
Distributions payable to shareholders                                    222,725
--------------------------------------------------------------------------------
Payable for securities purchased                                       8,204,024
--------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                14,301
--------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                             224,977
--------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                13,301
--------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                              5,546
--------------------------------------------------------------------------------
Payable for administrative services (Note 2)                               1,165
--------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                    60,505
--------------------------------------------------------------------------------
Other accrued expenses                                                    48,655
--------------------------------------------------------------------------------
Total liabilities                                                      8,854,105
--------------------------------------------------------------------------------
Net assets                                                          $153,889,079

Represented by
--------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                     $150,390,965
--------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                             118,048
--------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                 (3,552,759)
--------------------------------------------------------------------------------
Net unrealized appreciation of investments                             6,932,825
--------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                          $153,889,079

Computation of net asset value and offering price
--------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($126,676,163 divided by 13,827,844 shares)                                $9.16
--------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.16)*                     $9.62
--------------------------------------------------------------------------------
Net asset value and offering price per class B share
($26,801,621 divided by 2,929,884 shares)+                                 $9.15
--------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($411,295 divided by 44,834 shares)                                        $9.17
--------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.17)**                    $9.48
--------------------------------------------------------------------------------
*  On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1996 (Unaudited)

Tax exempt interest income:                                      $4,578,405
---------------------------------------------------------------------------

Expenses:
---------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    452,496
---------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                       77,430
---------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                   10,814
---------------------------------------------------------------------------
Administrative services (Note 2)                                      3,471
---------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               125,013
---------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               107,432
---------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   889
---------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                        1,141
---------------------------------------------------------------------------
Reports to shareholders                                              13,943
---------------------------------------------------------------------------
Registration fees                                                       241
---------------------------------------------------------------------------
Auditing                                                              9,884
---------------------------------------------------------------------------
Legal                                                                11,661
---------------------------------------------------------------------------
Postage                                                              25,718
---------------------------------------------------------------------------
Other                                                                 3,925
---------------------------------------------------------------------------
Total expenses                                                      844,058
---------------------------------------------------------------------------
Expense reduction (Note 2)                                          (70,776)
---------------------------------------------------------------------------
Net expenses                                                        773,282
---------------------------------------------------------------------------
Net investment income                                             3,805,123
---------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (839,023)
---------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     166,686
---------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures during the period                                     6,185,585
---------------------------------------------------------------------------
Net gain on investments                                           5,513,248
---------------------------------------------------------------------------
Net increase in net assets resulting from operations             $9,318,371
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                         Six months ended        Year ended
                                                              November 30            May 31
                                                        -----------------------------------
                                                                     1996*             1996
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------
Net investment income                                        $  3,805,123      $  8,004,949
-------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                          (672,337)        3,538,697
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments       6,185,585        (6,356,255)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations            9,318,371         5,187,391
-------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------
From net investment income
  Class A                                                      (3,245,205)       (7,001,986)
-------------------------------------------------------------------------------------------
  Class B                                                        (573,575)       (1,049,588)
-------------------------------------------------------------------------------------------
  Class M                                                          (8,709)           (3,649)
-------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)              (2,660,929)       (4,209,725)
-------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         2,829,953        (7,077,557)
-------------------------------------------------------------------------------------------
Net assets
-------------------------------------------------------------------------------------------
Beginning of period                                           151,059,126       158,136,683
-------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $118,048 and $140,414, respectively)               $153,889,079      $151,059,126
-------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                               For the period
                                Six months      July 3, 1995       Six months
                                  ended        (commencement          ended
                               November 30   of operations) to    November 30      Year ended
                               (Unaudited)         May 31         (Unaudited)        May 31
                               --------------------------------------------------------------------
                                   1996              1996             1996            1996
                              ---------------------------------------------------------------------
                                                 Class M                            Class B
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period              $8.85              $8.86          $  8.82         $  9.00
---------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------
Net investment income              .22(c)             .41              .20             .41
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments         .32               (.02)             .33            (.18)
---------------------------------------------------------------------------------------------------
Total from investment
operations                         .54                .39              .53             .23
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
From net investment income        (.22)              (.40)            (.20)           (.41)
---------------------------------------------------------------------------------------------------
From net realized gain
on investments                      --                 --               --              --
---------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                      --                 --               --              --
---------------------------------------------------------------------------------------------------
Total distributions               (.22)              (.40)            (.20)           (.41)
---------------------------------------------------------------------------------------------------
Net asset value, end of period   $9.17              $8.85          $  9.15         $  8.82
---------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)         6.15*              4.44*            6.10*           2.60
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $ 411              $ 293          $26,802         $24,050
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)          .65*              1.09*             .83*           1.67
---------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)         2.37*              4.28*            2.25*           4.52
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)           34.43*            108.68            34.43*         108.68
---------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                 For the period
                                    For the                       July 15, 1993          Six months
                                  nine months                     (commencement             ended
                                     ended        Year ended      of operations)         November 30
                                    May 31         August 31       to August 31          (Unaudited)
                               --------------------------------------------------------------------
                                     1995+             1994            1993               1996
                               --------------------------------------------------------------------
                                                                 Class B
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period              $  8.83            $  9.47          $ 9.39           $   8.84
---------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------
Net investment income                .34                .45             .11                .23
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .17                (.61)           .03                .32
---------------------------------------------------------------------------------------------------
Total from investment
operations                           .51                (.16)           .14                .55
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
From net investment income          (.34)              (.45)           (.06)              (.23)
---------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --                 --              --                 --
---------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                        --               (.03)             --                 --
---------------------------------------------------------------------------------------------------
Total distributions                 (.34)              (.48)           (.06)              (.23)
---------------------------------------------------------------------------------------------------
Net asset value, end of period   $  9.00            $  8.83          $ 9.47           $   9.16
---------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           5.99*             (1.80)           1.45*              6.32*
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $21,538            $16,247          $2,974           $126,676
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           1.19*              1.60             .19*               .51*
---------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.89*              4.82             .43*              2.58*
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)             51.48*             34.68            5.72              34.43*
---------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)


                                                    For the
                                                  nine months
                                  Year ended         ended
                                    May 31          May 31                         Year ended August 31
                               -------------------------------------------------------------------------------------------
                                     1996            1995+             1994              1993              1992
                              --------------------------------------------------------------------------------------------
                                                                    Class A
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period              $   9.01        $   8.84          $   9.47         $   9.07            $  8.66
--------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------
Net investment income                 .47             .38               .51              .54                .57(d)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (.17)            .17              (.61)             .47                .42
--------------------------------------------------------------------------------------------------------------------
Total from investment
operations                            .30             .55              (.10)            1.01                .99
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net investment income           (.47)           (.38)             (.50)            (.55)              (.57)
--------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --              --                --             (.06)              (.01)
--------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                         --              --              (.03)              --                 --
--------------------------------------------------------------------------------------------------------------------
Total distributions                  (.47)           (.38)             (.53)            (.61)              (.58)
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                    $   8.84        $   9.01          $   8.84         $   9.47            $  9.07
--------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)            3.38            6.45*            (1.07)           11.54              11.85
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $126,716        $136,598          $142,950         $145,304            $88,566
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets(%)(b)             1.03             .70*              .97              .89                .58(d)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            5.20            4.42*             5.55             5.82               6.34(d)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             108.68           51.48*            34.68             5.72              31.84
--------------------------------------------------------------------------------------------------------------------

*   Not annualized.

+   The fiscal year end advanced from August 31 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.03 per share.



Notes to financial statements
November 30, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Arizona state income tax as Putnam Management believes is consistent with preservation of capital by investing primarily in a portfolio of Arizona tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustee.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1996, the fund had a capital loss carryover of approximately $2,474,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

   Loss Carryover         Expiration
-------------------  --------------------
       $1,952,000       May 31, 2003
          522,000       May 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue bonds are accreted according to the effective yield method.

G) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $44,979. These expenses were amortized on a straight-line basis over a five-year period and have been fully amortized as of November 30, 1996.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1996, fund expenses were reduced by $70,776 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $690 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $9,944 and $71 from the sale of class A and class M shares, respectively and $29,561 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $54,289,849 and $49,744,430, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transaction in capital shares were as follows:

                              Six months ended
                              November 30, 1996
----------------------------------------------------
Class A                  Shares              Amount
----------------------------------------------------
Shares sold             803,161           $7,204,180
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           159,971            1,432,463
----------------------------------------------------
                        963,132            8,636,643

Shares
repurchased          (1,476,398)         (13,222,396)
----------------------------------------------------
Net decrease           (513,266)         $(4,585,753)
----------------------------------------------------

                               Year ended
                              May 31, 1996
----------------------------------------------------
Class A                  Shares             Amount
----------------------------------------------------
Shares sold           1,377,124          $12,414,424
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           356,388            3,182,603
----------------------------------------------------
                      1,733,512           15,597,027

Shares
repurchased          (2,558,466)         (23,092,926)
----------------------------------------------------
Net decrease           (824,954)         $(7,495,899)
----------------------------------------------------

                              Six months ended
                             November 30, 1996
----------------------------------------------------
Class B                  Shares             Amount
----------------------------------------------------
Shares sold             332,687           $2,967,084
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            33,109              296,166
----------------------------------------------------
                        365,796            3,263,250

Shares
repurchased            (161,594)          (1,442,288)
----------------------------------------------------
Net increase            204,202           $1,820,962
----------------------------------------------------

                               Year ended
                              May 31, 1996
----------------------------------------------------
Class B                  Shares              Amount
----------------------------------------------------
Shares sold             806,485           $7,259,464
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            61,931              556,769
----------------------------------------------------
                        868,416            7,816,233

Shares
repurchased            (537,152)          (4,835,200)
----------------------------------------------------
Net increase            331,264           $2,981,033
----------------------------------------------------

                             Six months ended
                            November 30, 1996
----------------------------------------------------
Class M                  Shares             Amount
----------------------------------------------------
Shares sold              17,761             $158,851
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               716                5,019
----------------------------------------------------
                         18,477              163,870

Shares
repurchased              (6,788)             (60,008)
----------------------------------------------------
Net increase             11,689             $103,862
----------------------------------------------------

                              For the period
                               July 3, 1995
                              (commencement
                             of operations) to
                               May 31, 1996
----------------------------------------------------
Class M                  Shares            Amount
----------------------------------------------------
Shares sold              32,771             $301,786
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               374                3,355
----------------------------------------------------
                         33,145              305,141

Shares
repurchased                  --                   --
----------------------------------------------------
Net increase             33,145             $305,141
----------------------------------------------------



Results of December 5, 1996 shareholder meeting

A meeting of shareholders of the fund was held on December 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                           Votes
                           Votes for    withheld

Jameson Adkins Baxter     10,246,459     111,610
Hans H. Estin             10,233,274     124,795
John A. Hill              10,247,453     110,616
Ronald J. Jackson         10,246,459     111,610
Elizabeth T. Kennan       10,243,882     114,187
Lawrence J. Lasser        10,247,453     110,616
Robert E. Patterson       10,247,453     110,616
Donald S. Perkins         10,240,386     117,683
William F. Pounds         10,242,011     116,058
George Putnam             10,228,040     130,029
George Putnam, III        10,236,176     121,893
Eli Shapiro               10,155,417     202,652
A.J.C. Smith              10,236,174     121,895
W. Nicholas Thorndike     10,238,723     119,346

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 9,954,432 and 135,258 votes against, with 268,379 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 8,881,036 votes for, and 406,401 votes against, with 1,070,632 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
8,553,841 votes for, and 732,029 votes against, with 1,072,199 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows: 8,719,506 votes for, and 585,054 votes against, with 1,053,509 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
8,852,765 votes for, and 445,491 votes against, with 1,059,813 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in senior securities was approved as follows:
8,871,778 votes for, and 433,487 votes against, with 1,052,804 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 8,439,732 votes for, and 854,559 votes against, with 1,063,778 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 8,569,099 votes for, and 724,589 votes against, with 1,064,381 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 8,350,096 votes for, and 945,777 votes against, with 1,062,196 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 8,370,640 votes for, and 912,640 votes against, with 1,074,789 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 8,319,695 votes for, and 950,556 votes against, with 1,087,818 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 8,343,244 votes for, and 917,273 votes against, with 1,097,552 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 8,457,853 votes for, and 818,591 votes against, with 1,081,625 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II


PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund


PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust


PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio


MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

*                Formerly Natural Resources Fund

+                Formerly Overseas Growth Fund

[DBL. DAGGER]    Formerly OTC Emerging Growth Fund

[SECTION MARK]   Not available in all states.

**               Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies.
                 Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

* HELP YOUR INVESTMENT GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

* SWITCH FUNDS EASILY

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

* Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Arizona Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.


PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29944-855/235/2AA   1/97